UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2013

FRANKLIN STREET PROPERTIES CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32470	04-3578653
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 557-1300

                                Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2013, FSP 999 Peachtree Street LLC (the “Property Owner”), a wholly-owned subsidiary of Franklin Street Properties Corp. (the “Registrant”), completed the acquisition of a 28-story, multi-tenant office building containing approximately 621,007 rentable square feet of space and a parking garage located at 999 Peachtree Street, Atlanta, Georgia (the “Property”). The purchase price of the Property was $157,900,000 and was paid in cash by the Property Owner at the closing on July 1, 2013. Neither the Property Owner nor the Registrant incurred any mortgage indebtedness to purchase the Property.

The Registrant filed a Current Report on Form 8-K on July 1, 2013 (the “Form 8-K”) to report the completion of the acquisition of the Property. The Registrant hereby amends the Form 8-K to include in Item 9.01 thereof required financial statements, pro forma financial information and the Consent of Braver PC.

Item 9.01  Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Statements of Revenue over Certain Operating Expenses, in accordance with Rule 3-14 of Regulation S-X, of the Property for the Period from January 1, 2013 to June 30, 2013 and for the Year Ended December 31, 2012.

(b)    Pro Forma Financial Information.

Combining Condensed Consolidated Pro Forma Balance Sheets as of June 30, 2013 (unaudited), Combining Condensed Consolidated Pro Forma Statements of Income for the Six Months Ended June 30 30, 2013 (unaudited) and Combining Condensed Consolidated Pro Forma Statements of Income for the Year Ended December 31, 2012 (unaudited).

(d)    Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By: /s/ George J. Carter

George J. Carter

President and Chief Executive Officer

Date: September 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated March 8, 2013, between Jamestown 999 Peachtree, L.P. and FSP 999 Peachtree Street LLC, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on March 13, 2013 (File No. 001-32470).

23.1*	Consent of Braver PC.

99.1*	Statements of Revenue over Certain Operating Expenses, in accordance with Rule 3-14 of Regulation S-X, of the Property for the Period from January 1, 2013 through June 30, 2013 and for the Year Ended December 31, 2013.

99.2*	Combining Condensed Consolidated Pro Forma Balance Sheets as of June 30, 2013 (unaudited), Combining Condensed Consolidated Pro Forma Statements of Income for the Six Months Ended June 30, 2013 (unaudited) and Combining Condensed Consolidated Pro Forma Statements of Income for the Year Ended December 31, 2012 (unaudited).

* Filed herewith